                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  JANUARY 8, 2001


                        SIMON PROPERTY GROUP, L.P.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


    DELAWARE                      33-11491                     34-1755769
-------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

                          NATIONAL CITY CENTER
               115 WEST WASHINGTON STREET, SUITE 15 EAST
                       INDIANAPOLIS, INDIANA 46204
           ---------------------------------------------------
           (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (317) 636-1600
                                                    --------------


                            NOT APPLICABLE
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


EXHIBIT NO.  DESCRIPTION

   99 Certain information that may be disclosed to prospective purchasers in a proposed private placement of debt securities.

ITEM 9.  REGULATION FD DISCLOSURE


     We are conducting an offering of notes primarily for the purpose of repaying variable rate debt. The offering will be a private placement under Rule 144A of the Securities Act and will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S of the Securities Act. In connection with the offering of notes, we anticipate disclosing to prospective purchasers of the notes certain information. We have elected to provide certain of this information in this current report on Form 8-K as Exhibit 99 for informational purposes.

     No assurance can be made that the offering of notes will be completed. The offering of notes is presently expected to be completed by January 18, 2001.

     The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.

     This current report on Form 8-K, together with the information attached as an exhibit hereto, includes "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results, including the timing of the offering and the proceeds anticipated therefrom, among others, could differ materially depending on factors discussed in reports filed with the Securities and Exchange Commission. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised as circumstances change.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SIMON PROPERTY GROUP, L.P.
                                             By: Simon Property Group, Inc.
                                                 General Partner


Dated:  January 8, 2001                      /s/ John Dahl
                                             -------------------------------
                                             John Dahl
                                             Senior Vice President and Chief
                                             Accounting Officer

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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT

     99 Certain information that may be disclosed to prospective purchasers in a proposed private placement of debt securities.